UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 7, 2021 (May 3, 2021)

European Biotech Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40211	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
Johannes Vermeerplein 9 1071 DV Amsterdam, Netherlands	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 31 (0) 20 64 55 00

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	EBAC	The Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	EBACW	The Nasdaq Capital Market
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	EBACU	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

Item 8.01.	Other Events.

As previously announced, on March 15, 2021, European Biotech Acquisition Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC and Kempen & Co U.S.A., Inc. (the “Underwriters”), pursuant to which the Company agreed to issue and sell 12,000,000 units (the “Units”), with each Unit consisting of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant (the “Warrants”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment, to the Underwriters in its initial public offering (“IPO”). On March 18, 2021, the Company consummated the IPO. Pursuant to the Underwriting Agreement, the Company also granted the Underwriters a 45-day option from the date of the Underwriting Agreement to purchase up to 1,800,000 additional Units to cover over-allotments, if any (the “Over-allotment Option”). On April 29, 2021, the Underwriters partially exercised the Over-allotment Option to purchase an additional 754,784 units (the “Option Units”). Each Option Unit consists of one Class A Ordinary Share and one-third of one Warrant. On May 3, 2021, the Company completed the sale of the Option Units to Underwriters for net proceeds of approximately $7,396,883.20 in the aggregate after deducting the underwriter discount (the “Option Unit Proceeds”).

Simultaneously with the issuance and sale of the Option Units, the Company consummated the private placement with LSP Sponsor EBAC B.V. (the “Sponsor”) of 15,096 units (the “Additional Private Placement Units”), generating total proceeds of $150,960 (the “Private Placement Proceeds” and, together with the “Option Unit Proceeds”, the “Proceeds”). The Additional Private Placement Units (including the private placement shares, the private placement warrants and Class A Ordinary Shares issuable upon exercise of such warrants) are identical to the Units, except that they will not be transferable or salable until 30 days after the completion of the Company’s initial business combination (except in certain circumstances to the Company’s officers and directors and other persons or entities affiliated with the Sponsor) and the private placement warrants included therein will not be redeemable by the Company (except in certain circumstances for Class A Ordinary Shares when the price per Class A Ordinary Share equals or exceeds $10.00) so long as they are held by the Sponsor or its permitted transferees. Holders of the Additional Private Placement Units are entitled to certain registration rights. If the Company does not consummate an initial business combination within 24 months from the closing of its IPO, the proceeds from the sale of the Additional Private Placement Units held in the trust account will be used to fund the redemption of the Company’s public shares (subject to the requirements of applicable law) and the Additional Private Placement Units (and the underlying securities) will expire worthless. If the Company seeks shareholder approval, it will complete its initial business combination only if it obtains the approval of an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company. In such case, the Sponsor and each member of the Company’s management team have agreed to vote their private placement shares in favor of the initial business combination. Otherwise, the Additional Private Placement Units are identical to the Units.

The Additional Private Placement Units have been issued pursuant to that certain Private Placement Units Purchase Agreement, dated March 15, 2021, between the Company and the Sponsor and the private placement warrants issued as part of the Additional Private Placement Units are governed by that certain Warrant Agreement, dated March 15, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

The Proceeds were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its income taxes, if any, the Company’s amended and restated memorandum and articles of association, subject to the requirements of law and regulation, provide that the Proceeds will not be released from the trust account (1) to the Company until the completion of its initial business combination, or (2) to the Company's public shareholders, until the earliest of: (a) the completion of the Company's initial business combination, and then only in connection with those Class A Ordinary Shares that such shareholders properly elect to redeem, subject to certain limitations, (b) the redemption of any public shares properly tendered in connection with a (i) shareholder vote to amend the Company's amended and restated memorandum and articles of association to modify the substance or timing of its obligation to provide holders of its Class A Ordinary Shares the right to have their shares redeemed in connection with the Company’s initial business combination within 24 months from the closing of the IPO or (ii) with respect to any other provision relating to rights of holders of the Company's Class A Ordinary Shares (including extending the deadline for completing the Company’s initial business combination), and (c) the redemption of the Company’s public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO, subject to applicable law. Public shareholders who redeem their Class A Ordinary Shares in connection with a shareholder vote described in clause (b) in the preceding sentence shall not be entitled to funds from the trust account upon the subsequent completion of an initial business combination or liquidation if the Company has not consummated an initial business combination within 24 months from the closing of the IPO, with respect to such Class A Ordinary Shares so redeemed.

An audited balance sheet as of March 18, 2021 reflecting receipt of the proceeds from the IPO and the private placement on March 18, 2021, but not the proceeds from the sale of the Option Units or the Additional Private Placement Units on May 3, 2021, had been prepared by the Company and previously filed on a Current Report on Form 8-K on March 24, 2021. The Company’s unaudited pro-forma balance sheet reflecting receipt of the proceeds from the sale of the Option Units and the Additional Private Placement Units on the same day is included as Exhibit 99.1 to this Current Report on Form 8-K.

On April 12, 2021, the SEC issued a statement with respect to the accounting for warrants issued by special purpose acquisition companies. In view of the SEC Staff’s Statement, the Company is currently evaluating whether the warrants should be reclassified from equity to a liability in the balance sheet as of March 18, 2021, as filed with the SEC on Form 8-K on March 24, 2021.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Pro-Forma Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2021

EUROPEAN BIOTECH ACQUISITION CORP.

By:	/s/ Eduardo Bravo Fernandez de Araoz
Name:	Eduardo Bravo Fernandez de Araoz
Title:	Chief Executive Officer